                                                                   EXHIBIT 10.84


                           RESTRUCTURING, SETTLEMENT
                         AND MUTUAL RELEASE AGREEMENT
                         ----------------------------


         This Restructuring, Settlement and Mutual Release Agreement (this "Agreement") is entered into as of this 24th day of September, 1998 the "Effective Date", by and among Microelectronic Packaging, Inc. ("MPI"), on behalf of itself and its predecessors, successors, former or current subsidiaries, affiliates, officers, directors, shareholders, agents, attorneys, representatives, insurers, employees and assigns (collectively with MPI, the "MPI Releasees"), and STMicroelectronics Inc. (formerly known as SGS-Thomson Microelectronics, Inc.) (hereinafter "ST"), assignee of STMicroelectronics Pte. Ltd. (formerly known as SGS-Thomson Microelectronics, Pte. Ltd.) (hereinafter "ST-Singapore") and its predecessors, successors, subsidiaries, affiliates, officers, directors, stockholders, agents, attorneys, representatives, insurers, employees and assigns (collectively with ST, the "ST Releasees").


                             W I T N E S S E T H:

         WHEREAS, pursuant to a Supply Guarantee and Preferred Allocation Agreement dated August 17, 1995 by and among MPI, Microelectronic Packaging (S) Pte Ltd ("MPS") and ST-Singapore (including the Charge agreement executed by MPS pursuant thereto, collectively, the "Initial Loan Agreement"), ST-Singapore made a lump sum advance in the amount of US$4.0 million to MPS, a subsidiary of MPI, upon which certain interest amounts were thereafter due and payable periodically under the Initial Loan Agreement as amended by Supplemental Agreement to the Supply Guarantee and Preferred Allocation Agreement dated August 17, 1995, which Supplemental Agreement was itself dated October 19, 1995 (collectively with the Initial Loan Agreement, the "Loan Agreement");

         WHEREAS, MPI entered into a Deed of Guarantee and Indemnity dated August 17, 1995 with ST-Singapore (the "Guarantee"), pursuant to which MPI agreed to guaranty the obligations of MPS under the Loan Agreement;

         WHEREAS, MPS has defaulted on its obligations under the Loan Agreement giving rise to MPI's obligations under the Guarantee; and

         WHEREAS, ST-Singapore has assigned its rights under the Loan Agreement and Guarantee to ST; and

         WHEREAS, the parties wish to settle all obligations under the Loan Agreement and the Guarantee, and terminate and release all rights and obligations under such documents and all other related agreements, and settle all other disputes that may exist between MPI and each of the other MPI Releasees, and ST and each of the other ST Releasees.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

       1.  General Release, Covenants and Settlement.
           -----------------------------------------

           a.  Release Waiver and Covenant. ST, on behalf of itself and the
               ---------------------------
other ST Releasees, hereby agrees as follows:


               i.    Release.  On the Release Date (as defined in Section 1.d),
                     -------
ST, on behalf of itself and each other ST Releasee, will fully and forever release and discharge each of the MPI Releasees from and against any and all claims, damages and causes of action they may have against each such person or entity and will not sue or otherwise institute or cause to be instituted or in any way participate in any legal, administrative or regulatory proceedings against any of the MPI Releasees (in which they or any of them are claimants) with respect to (a) any matter under the provisions of, arising out of or in connection with, the Loan Agreement and the Guarantee and any of their respective related agreements, letters, documents and instruments, including any breach of any representation or warranty or noncompliance or nonfulfillment of any covenant or agreement set forth in such financing or loan documents, (b) any and all claims, demands, debts, causes of action of whatsoever kind or nature, whether known or unknown, suspended or unsuspended, matured or unmatured which ST or any ST Releasee now owns or holds against any of the MPI Releasees or have at any time heretofore owned or held, and (c) the Confession of Judgment Documents (as defined in Section 1.d.i.(2) below); provided, however, that the foregoing release and waiver should in no way be interpreted as a release from any claim or cause of action ST may have as a result of any breach of the warrant.

               ii.   Waiver. On the Release Date, ST on behalf of itself and
                     ------
each other ST Releasee will waive any rights it may have had or then has to pursue any and all remedies available to it under any cause of action against any other party to this Agreement, including each subsidiary of ST, pursuant to, in connection with, or arising out of the Loan Agreement, the Guarantee and all related agreements, letters, documents, and instruments, including without limitation, claims of breach of contract, breach of fiduciary duty, fraud, and breach of the covenant of good faith and fair dealing.

               iii.  Termination of the Loan Agreement, the Guarantee and all
                     --------------------------------------------------------
Related Agreements.  ST agrees that, on the Release Date, each of the Loan
------------------
Agreement, the Guarantee and the Confession of Judgment Documents, and each of their respective related agreements, letters, documents and instruments, regardless of whether they are in default, will be fully and completely terminated and rendered devoid of legal effect and unenforceable, such that even provisions of the Loan Agreement, the Guarantee, the Confession of Judgment Documents (as defined in Section 1.d.i.(2) below) and all related agreements, letters, documents and instruments that, according to their terms, survive termination, will be terminated and nullified. Further, ST hereby acknowledges and agrees that, on the Release Date, any loan, debt, liability or other obligation evidenced by the Confession of Judgment Documents (as defined in Section 1.d.i.(2) below) or otherwise created pursuant to or arising out of the Loan Agreement or the Guarantee, as well as any writings, agreements, notes or certificates representing such loan, debt, liability or obligations, will be automatically cancelled and rendered devoid of force and effect.

               iv.   Payment in Full.  Assuming ST is paid in full pursuant to
                     ---------------
section 1.d.i(1) ST hereby acknowledges and agrees that, on the Release Date and thereafter,

                     (1) the only payments and benefits they are entitled to receive from any and all of the MPI Releasees are those specified in Sections
1.b. and 1.c. of this Agreement; and

                     (2) they are not entitled to receive any further monetary payments from any and all of the MPI Releasees pursuant to, in connection with, or arising out of the Confession of Judgment Documents (as defined in Section 1.d.i.(2) below), the Loan Agreement or the Guarantee, or any of their respective related agreements, letters, documents and instruments.

           b. Release Waiver and Covenants. MPI, on behalf of itself and the
              ----------------------------
other MPI Releasees, hereby agree as follows:


               i.    Release.  On the Effective Date  MPI, on behalf of itself
                     -------
and each other MPI Releasee, will have fully and forever released and discharged each of the ST Releasees from any claims, damages, and causes of action it or they may have had against any of them and will not sue or otherwise institute or cause to be instituted or any way participate in legal, administrative or regulatory proceeding against any of the ST Releasees (in which it or any of them are claimants) with respect to (a) any matter under the provisions of, arising out of or in connection with the Loan Agreement, the Guarantee and any of their respective related agreements, letters, documents and instruments, and
(b) any and all claims, demands, debts, causes of action of whatsoever kind or nature, whether known or unknown, suspended or unsuspended, matured or unmatured which the MPI or any MPI Releasee now owns or holds against any of the ST Releasees or have at any time heretofore owned or held.

              ii.    Waiver. On the Release Date, MPI, on behalf of itself and
                     ------
each other MPI Releasee will waive any rights it may have had or then has to pursue any and all remedies available to it under any cause of action against any other party to this Agreement, including each subsidiary of MPI, pursuant to, in connection with, or arising out of the Loan Agreement, the Guarantee and all related agreements, letters, documents, and instruments, including without limitation, claims of breach of contract, breach of fiduciary duty, fraud, and breach of the covenant of good faith and fair dealing.

               iii.  Termination of the Loan Agreement, the Guarantee and all
                     --------------------------------------------------------
Related Agreements.  MPI hereby acknowledges and agrees that, on the Release
------------------
Date, each of the Loan Agreement, the Guarantee and each of their respective related agreements, letters, documents and instruments will be fully and completely terminated and rendered devoid of force and effect, such that even provisions of the Loan Agreement, the Guarantee and each of their respective related agreements, letters, documents and instruments that, according to their terms, survive termination, will be automatically terminated and nullified.

               iv.   Payment in Full.  MPI acknowledges and agrees that on the
                     ---------------
Effective Date and thereafter the only payments and benefits it is entitled to receive from the ST Releasees are those specified in Sections 1.a. and 1.c. of this Agreement.

           c.  Mutual Agreements and Covenants.
               -------------------------------

         No party to this Agreement shall, except as may be mandated by statutory or regulatory requirements, as may be required by legal process in the course of actual litigation or in the case of a subpoena, or as may be necessary for MPI to negotiate an accommodation with its creditors, disclose to others the fact or terms of this settlement, the amounts referred to in this Agreement or the fact of the payment of said amounts, except that each such party may disclose to each such party's attorneys, accountant or other advisors to whom the disclosure is necessary to effectuate the purposes for which such party has consulted with such professional advisors and except that MPI may file this Agreement with any governmental or regulatory body, describe it and refer to it in any filing it makes pursuant to federal and state securities laws or to its Board of Directors or shareholders.

           d.  Settlement and Payment. In settlement of all defaults, amounts
               ----------------------
owed, debts, liabilities and other obligations pursuant to, in connection with, or arising out of the Loan Agreement, the Guarantee and each of their respective related agreements, letters, documents and instruments:

               i. (1) MPI will pay to ST by no later than May 1, 1999 an amount of US$1,137,044, by wire transfer to ST, in accordance with written wire transfer instructions it will receive from ST. The date upon which MPI makes payment in full of the balance of the amount due to ST pursuant to the preceding sentence shall be the "Release Date." If such payment occurs after May 1, 1999, there will be no "Release Date" for purposes of this Agreement.

                     (2) Concurrent with the execution of this Agreement, MPI will deliver to ST fully executed and verified original Confession of Judgment Documents conforming to those attached as Exhibit A hereto confessing judgment in the amount of U.S. Four Million Dollars ($4,000,000) plus interest and costs. Steven K. Rose, ST Vice President, Secretary and General Counsel, or his successor, shall retain the Confession of Judgment Documents on behalf of ST and shall have responsibility for using the Confession of Judgment Documents only in accord with this Agreement. If and when MPI makes full, complete and timely payment of the settlement amount set forth in Section 1(d)(i)(1) above to ST, ST shall return the Confession of Judgment Documents to MPI. If MPI fails to make full, complete and timely payment of the settlement amount referenced in Section 1(d)(i)(1) above to ST, ST shall give MPI written notice of MPI's payment default and demand for cure and performance within 72 hours. If MPI cures its default within 72 hours of such notices, ST will return the Confession of Judgment Documents to MPI. If MPI fails to fully, completely and timely cure its payment default following notice from ST, then ST shall be entitled to immediately submit the Confession of Judgment Documents to the court and obtain entry of judgment in accord with the Confession of Judgment Documents without further notice to MPI.

                     (3) If MPI fails to make timely, full payment of the settlement payment set forth in Section 1(d)(i)(1) above, and for any reason ST is unable to successfully obtain entry of the judgment by confession referenced in Section 1(d)(i)(2) above, then MPI further agrees to promptly and without contest stipulate to a judgment against it, in the form attached as Exhibit B hereto; to deliver an originally, fully executed stipulated judgment to ST along with this executed Agreement; and to not oppose entry of the stipulated judgment in any action initiated by ST arising out of MPI's failure to make complete, timely payment of the settlement payment referenced in Section 1(d)(i)(1) above referenced in this Agreement following the notice and opportunity to cure referenced in Section 1(d)(i)(2) above; Steven K. Rose or his successor will have responsibility for retaining the stipulated judgment and utilizing it only in accord with the terms of this Agreement, and returning it to MPI upon timely payment in full by MPI to ST of the amount set forth in Section (d)(i)(1) above.

               ii. Concurrent with the execution of this Agreement, MPI will issue to ST a warrant to purchase 200,000 shares of MPI's common stock ("Common Shares") at an exercise price of US$1.00 per share, which warrant will be immediately exercisable and will remain exercisable for seven (7) years from the date of issuance (the "Warrant"). The Warrant will conform to the documents attached as Exhibit C hereto.

       2.  Representations and Warranties.
           ------------------------------

           a.  MPI.  MPI represents and warrants that:
               ---

               i. It has all requisite corporate power and authority to execute and deliver, and fulfill its obligations under this Agreement and the Warrant. This Agreement (notwithstanding the lack of approval of MPS), upon execution and delivery by MPI and assuming due and proper execution and delivery by ST, and the Warrant will constitute valid and binding obligations of MPI, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium and other laws of general application affecting the enforcement of creditors' rights.

               ii. No consent, approval, order or authorization, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of MPI is required in connection with the execution, delivery and performance of this Agreement and the Warrant by MPI, other than state securities law filings which have been completed or are in the process of being completed.

               iii. No consent, approval, waiver or other action by any person under any contract, agreement, indenture, lease, instrument or other document to which MPI is a party or by which it is bound is necessary for the execution, delivery and performance of this Agreement and the Warrant by MPI.

               iv. MPS is not a necessary party to this Agreement and, notwithstanding the foregoing, in the event MPS is a necessary party, MPI shall indemnify ST from any and all damage it incurs as a result of MPS not being a party to this agreement.

           b.  ST.  ST represents and warrants that:
               --

               i. It has all requisite corporate power and authority to execute and deliver, and fulfill its obligations under this Agreement. This Agreement, upon execution and delivery by ST and assuming due and proper execution and delivery by MPI, will constitute a valid and binding obligation of ST, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium and other laws of general application affecting the enforcement of creditors' rights.

               ii. It is the proper assignee of the rights of ST-Singapore with regard to the Loan Agreement and Guarantee.

       3.  Miscellaneous.  MPI and ST hereby agree as follows:
           -------------

           a.  Differences in Fact. Each party to this Agreement hereby agrees
               -------------------
to accept and assume the risk that any fact with respect to any matter covered by this Agreement may hereafter be found to be other than or different from the facts it believes at the time of this Agreement to be true, and agrees that this Agreement shall be and will remain effective notwithstanding any such difference in fact.

           b.  Severability. If any provision of this Agreement is found to
               ------------
be unenforceable, it shall not affect the enforceability of the remaining provisions and the court shall enforce all remaining provisions to the extent permitted by law. All parties agree that, notwithstanding the lack of execution of this Agreement by MPS, this Agreement is valid, binding and enforceable on all parties.

           c.  Prior Agreements. This Agreement shall supersede and render null
               ----------------
and void any and all prior agreements between MPI and/or MPS, on one hand, and ST, on the other hand, concerning the subject matter contained herein.

           d.  Scope of Release. This Agreement extends to all claims of every
               ----------------
nature and kind, known or unknown, suspected or unsuspected, past or present, arising from or attributable by any party to this Agreement for any matter released in this Agreement and any and all rights granted to MPI or ST under
Section 1542 of the California Civil Code or any analogous state law or federal or foreign law or regulation are hereby expressly waived. Said Section 1542 of the Civil Code of the State of California reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

No party to this Agreement has any knowledge of any existing claims against any other party, except for those released by this Agreement.

           e.  Successors and Assigns. This Agreement shall bind and benefit ST
               ----------------------
and its successors and assigns and shall also bind and benefit MPI and its successors and assigns.

           f.  Governing Law. This Agreement shall be deemed to have been
               -------------

           g.  Jurisdiction. The parties to the Agreement hereby (i) irrevocably
               ------------
submit to the exclusive jurisdiction of the courts of the State of California sitting in San Diego County for the purpose of any action or proceeding arising out of or relating to this Agreement and any other documents and instruments relating hereto, (ii) agree that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waive (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

           h.  Remedies. The parties acknowledge and agree that, in the event of
               --------
any dispute in which any party alleges and proves any non-performance or breach of Section 1.a., 1.b. or 1.c., monetary damages will be an inadequate remedy for the non-performance or breach of such provision(s), and the non-performing or breaching party hereby consents in advance to be subject to specific performance and any other appropriate equitable remedies. The parties acknowledge and agree under no circumstances will punitive or consequential damages be awarded in respect of any party's non-performance or breach of any provision of this Agreement.

           i.  Counterparts. This agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           j.  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           k.  Amendment and Termination.  No amendment, modification, waiver,
               -------------------------
termination or cancellation of this Agreement or any part thereof shall be effective unless it is in writing and is signed by MPI and ST. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach or nonfulfillment of or noncompliance with any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

           l.  Survival of Representations, Warrants, Covenants and Agreements.
               ---------------------------------------------------------------
The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

           m.  Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return, receipt requested and postage prepaid. Such notices, demands and other communications shall be addressed as follows:

         If to ST:

         c/o STMicroelectronics, Inc.
         1310 Electronics Drive
         Carrollton, TX  75006-5039
         Attn:  Steven K. Rose, Vice President,
                Secretary and General Counsel

         Telephone:  (972) 466-6412
         Telecopy:   (972) 466-7044

         If to MPI:

         Microelectronic Packaging, Inc.
         9577 Chesapeake Drive
         San Diego, CA 92123
         Attn:  President

         Telephone:  (619) 292-7000
         Telecopy:   (619) 292-7881

         with a copy to:

         Miller, Boyko & Bell
         550 West B Street, Suite 400
         San Diego, CA 92101-3955
         Attn: Van E. Haynie

         Telephone:  (619) 235-4040
         Telecopy:   (619) 231-8796


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party (provided that notice of a change of address shall be effective only upon receipt thereof).

           n.  Strict Construction.  This Agreement is the result of arms-length
               -------------------
negotiations between the parties hereto and has been prepared jointly by the parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that the Agreement was prepared by any one party or that the Agreement shall be construed in favor of or against any one party.

           o.  Consent to Assignment. In executing this Agreement, MPI waives
               ---------------------
any right it may have to object to the assignment of ST-Singapore's rights to ST and to the extent required by contract, law or otherwise, consents to such assignment.

           p.  Further Assurances. MPI and ST further agree to cooperate and
               ------------------
take such actions as may be reasonably necessary to effectuate this Agreement, including executing any additional documents which may be required to carry out this Agreement.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


                             MICROELECTRONIC PACKAGING, INC.


                             By:   /s/ Denis J. Trafecanty
                                   -----------------------

                                   Denis J. Trafecanty
                             ----------------------------
                                  (Print Name of Signatory)

                             Title:  SVP & CFO
                                   ----------------------







                             STMicroelectronics, Inc. (formerly known as SGS-Thomson Microelectronics, Inc.) assignee of

                             STMICROELECTRONICS PTE. LTD. (formerly known as SGS-Thomson Microelectronics Pte. Ltd.)


                             By:   /s/ Steven Rose
                                   -----------------------

                                  Steven K. Rose
                             ----------------------------
                                  (Print Name of Signatory)

                             Title:  Vice President
                                   ---------------------

                                   EXHIBIT A



VAN E. HAYNIE (SBN 114937)
MILLER, BOYKO & BELL
550 West B Street, Suite 400
San Diego, CA 92101-3599
Telephone: (619) 235-4040

Attorneys for Defendant
MICROELECTRONIC PACKAGING, INC.

                         SUPERIOR COURT OF CALIFORNIA,
                              COUNTY OF SAN DIEGO



IN RE CONFESSION OF JUDGMENT IN                     CASE NO. ____________
FAVOR OF STMICROELECTRONICS,                  DEFENDANT'S VERIFIED CONFESSION
INC.,                                               OF JUDGMENT STATEMENT
                Plaintiff,                           [CCP (S) 1132(b)]
v.

MICROELECTRONIC PACKAGING,
INC., ET. AL,
                Defendant.



  Microelectronic Packaging, Inc. ("MPI") hereby confesses judgment in favor of STMicroelectronics Inc.. (formerly known as SGS-Thomson Microelectronics Inc.) (hereinafter "ST"), assignee of STMicroelectronics Pte. Ltd. (formerly known as SGS-Thomson Microelectronics Pte. Ltd.) (hereinafter ST-Singapore) in the amount of $4,000,000, plus interest at the legal rate from the date of entry of judgment by confession, plus costs, and authorizes entry of judgment against MPI in that sum.

  MPI's confession of judgment is for money due and owing by MPI to ST and arises out of the following facts:

  Pursuant to a Supply Guarantee and Preferred Allocation Agreement dated August 17, 1995 by and among MPI, and ST-Singapore, ST-Singapore made a lump sum advance in the amount of $4,000,000 to a subsidiary of MPI, and MPI entered into a Deed of Guarantee and Indemnity dated August 17, 1995 with ST-Singapore pursuant to which MPI agreed to guarantee the obligations of MPS under the above-referenced Loan Agreement. MPS has defaulted on its obligations under the Loan Agreement, giving rise to MPI's obligations under the Guarantee. ST-Singapore has assigned its rights under the loan agreement and the guarantee to ST. MPI's guarantee obligation is the basis for the debt due and owing by MPI to ST, and the basis for the amount as to which MPI confesses judgment against MPI in favor of ST.


Dated:  September 24, 1998               MICROELECTRONIC PACKAGING, INC.,
                                         Defendant


                                         By:      /s/ Denis J. Trafecanty
                                            ----------------------------------
                                                   Denis J. Trafecanty
                                                   Chief Financial Officer

                                  VERIFICATION

   I, Denis J. Trafecanty, am the Chief Financial Officer of Microelectronic Packaging, Inc. I have read the foregoing verified confession of judgment statement by Microelectronic Packaging, Inc. in favor of STMicroelectronics, Inc., know the contents thereof, and am authorized to execute this verification statement on behalf of MPI.

   I declare under penalty of perjury under the laws of the State of California and the United States of America that the foregoing verified confession of judgment is true of my own knowledge and that this declaration was executed on September 24, 1998, at Phoenix, Arizona.



                                                /s/ Denis J. Trafecanty
                                         -------------------------------------
                                                  Denis J. Trafecanty

                                   EXHIBIT A



VAN E. HAYNIE (SBN 114937)
MILLER, BOYKO & BELL
550 West B Street, Suite 400
San Diego, CA 92101-3599
Telephone: (619) 235-4040

Attorneys for Defendant
MICROELECTRONIC PACKAGING, INC.



                   SUPERIOR COURT OF THE STATE OF CALIFORNIA,
                                 COUNTY OF SAN DIEGO



IN RE CONFESSION OF JUDGMENT IN
FAVOR OF STMicroelectronics, Inc.
                Plaintiff,                CASE NO. ____________
v.                                        DEFENDANT'S ATTORNEY'S
MICROELECTRONIC PACKAGING, INC.,          DECLARATION IN SUPPORT OF
ET. AL.,                                  STATEMENT CONFESSING JUDGMENT
                Defendant.                [CCP (S) 1133]



    I, Van E. Haynie, declare:

    I am an attorney at law duly admitted to practice before all the courts of the State of California and the attorney of record herein for Microelectronic Packaging, Inc., the party confessing judgment in the above-entitled cause.

    I further declare that I have examined the proposed judgment and have advised Microelectronic Packaging, Inc. with respect to the waiver of rights and defenses under the confession of judgment procedure, and have advised Microelectronic Packaging, Inc. to utilize the confession of judgment procedure.

  I declare under penalty of perjury that the foregoing is true and correct and that this declaration was executed on September 23, 1998, at San Diego, California.


  Dated:  September 23, 1998.                MILLER, BOYKO & BELL


                                             By:     /s/ Van E. Haynie
                                                ---------------------------
                                                Van E. Haynie
                                                Attorney for Defendant
                                             MICROELECTRONIC PACKAGING, INC.

                                   EXHIBIT A




                   SUPERIOR COURT OF THE STATE OF CALIFORNIA,
                                 COUNTY OF SAN DIEGO


IN RE CONFESSION OF JUDGMENT IN
FAVOR OF STMICROELECTRONICS,
INC.,                                            CASE NO. ____________
               Plaintiff,                       JUDGMENT BY CONFESSION
v.                                                  [CCP (S) 1134]
MICROELECTRONIC PACKAGING,
INC., ET. AL.,
               Defendant.



   Pursuant to the verified Confession of Judgment Statement by Microelectronic Packaging, Inc. ("MPI") in favor of STMicroelectronics, Inc. ("ST"), judgment is hereby entered by confession as follows:

   IT IS HEREBY ORDERED, ADJUDGED AND DECREED that STMicroelectronics Inc. shall recover from defendant Microelectronic Packaging, Inc. the following:

  (1) Principal in the amount of $4,000,000.

  (2) Interest on such principal amount from the date of entry of this judgment at the legal rate then in effect.

  (3) Ordinary and reasonable costs.

APPROVED AS TO FORM AND CONTENT.

  Dated:  September 23, 1998.                MILLER, BOYKO & BELL
                                             Attorneys for Defendant
                                             MICROELECTRONIC PACKAGING, INC.

                                             By:   /s/ Van E. Haynie
                                                -------------------------------
                                                Van E. Haynie
                                                Attorney

   Dated September 24, 1998
                                             MICROELECTRONIC PACKAGING, INC.
                                             Defendant

                                             By:   /s/ Denis J. Trafecanty
                                                -------------------------------
                                                Denis J. Trafecanty
                                                Chief Financial Officer


IT IS SO ORDERED, ADJUSTED AND DECREED.

                                            ------------------------------------
                                                    CLERK OF THE COURT


                                            ------------------------------------
                                                       DEPUTY CLERK

                                   EXHIBIT B





                   SUPERIOR COURT OF THE STATE OF CALIFORNIA,
                                 COUNTY OF SAN DIEGO


STMICROELECTRONICS, INC.,
             Plaintiff,
v.                                                     CASE NO. ____________
MICROELECTRONIC PACKAGING,                          STIPUTLATED JUDGMENT AND
INC., ET. AL.,                                       JUDGMENT THEREON
             Defendant.
------------------------------

    Defendant Microelectronic Packaging, Inc. ("MPI") hereby stipulates to entry of judgment against MPI in favor of plaintiff STMicroelectronics, Inc. ("ST") In the above-entitled action as follows:

    1. Principal in the amount of $4,000,000;

    2. Interest on such principal amount from the date of this judgment at the legal rate then in effect.

    3. Ordinary and reasonable costs.

APPROVED AS TO FORM AND CONTENT.

     Dated:  September 23, 1998.          MILLER, BOYKO & BELL
                                          Attorneys for Defendant
                                          MICROELECTRONIC PACKAGING, INC.

                                          By:   /s/ Van E. Haynie
                                             ----------------------------------
                                             Van E. Haynie
                                             Attorney


     Dated September 24, 1998
                                          MICROELECTRONIC PACKAGING, INC.
                                          Defendant

                                          By:   /s/ Denis J. Trafecanty
                                             -----------------------------------
                                             Denis J. Trafecanty
                                             Senior Vice President
                                             Chief Financial Officer


IT IS SO ORDERED, ADJUSTED AND DECREED.


                                          --------------------------------------
                                          JUDGE OF THE SUPERIOR COURT

                                   EXHIBIT C


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

No. WCS-______


                       WARRANT TO PURCHASE COMMON STOCK

                                      OF

                        MICROELECTRONIC PACKAGING, INC.

                        Void after September 24, 2005



     This certifies that, for valid and good consideration, STMicroelectronics Pte. Ltd. (formerly known as SGS-Thomson Microelectronics Pte. Ltd. (the "Holder") is entitled, subject to the terms set forth below, to purchase from Microelectronic Packaging, Inc. (the "Company"), a California corporation, the number of shares of the Common Stock of the Company, as constituted on the date hereof, upon surrender hereof, at the principal office of the Company referred to below at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to determination and adjustment as provided below.

     1.  Term of Warrant.  Subject to the terms and conditions set forth herein,
         ---------------
this Warrant shall be exercisable, in whole or in part, at any time or from time to time on or after September 24, 1998. This Warrant shall expire at 5:00 p.m., Pacific Standard Time, on September 24, 2005 without any action on the part of any party (the "Expiration Date").

     2.  Exercise Price.  The exercise price at which this Warrant may be
         --------------
exercised shall be $1.00 per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof (the "Exercise Price"), payable either by cash or check or by net exercise pursuant to Section 4.d.

     3.   Number of Shares.  The Holder is entitled, subject to the provisions
          ----------------
of this Warrant, to purchase from the Company an aggregate of two hundred thousand (200,000) fully paid and nonassessable shares of Common Stock of the Company (subject to adjustment as provided herein) (the "Warrant Shares").

     4.  Exercise of Warrant.
         -------------------

         a. Subject to the terms and conditions set forth herein, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in
Section 1 above, and such exercise shall be effected by the surrender of this Warrant, the Notice of Paid Exercise annexed hereto and upon payment of the Exercise Price in cash or by check.


         b. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

         c. Upon any partial exercise of this Warrant, there shall be issued to the Holder hereof a new Warrant certificate in respect of the Warrant Shares as to which the Warrant Shares evidenced by this Warrant certificate shall not have been exercised. This Warrant certificate may be exchanged at the office of the Company by surrender of this Warrant certificate properly endorsed either separately or in combination with one or more other Warrant certificates for one or more new Warrant certificates evidencing the right of the Holder thereof to purchase the same aggregate number of Warrant Shares as were purchasable upon exercise of this Warrant evidenced by the Warrant certificate or certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in this Warrant. This Warrant certificate is transferable at the office of the Company in the manner and subject to the limitations set forth in this Warrant.

         d. In lieu of exercising this Warrant by paying the Exercise Price in cash or by check, Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Net Exercise annexed hereto in which event the Company shall issue to Holder a number of shares of the Company's Common Stock, computed using the following formula:


     Where  X -    The number of shares of Common Stock to be
                   issued to Holder.

                           X=(Y)(A-B)
                             --------
                                 A

                   Y - The number of shares of Common Stock to be canceled pursuant to such exercise under this Warrant.

                   A - The fair market value of one share of the Company's Common Stock,

                   B - Exercise Price (as adjusted to the date of such calculations).

     For purposes of this Section, if the Company is not traded on the NASDAQ Stock Market, the fair market value of one share of the Company's Common Stock shall be the fair market value of such share as determined in good faith by the Board of Directors of the Company.

     5.  No Fractional Shares or Scrip.  No fractional shares or scrip
         -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     6.  No Rights of Shareholder.  The Holder shall not be entitled to vote or
         ------------------------
receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have been issued, as provided herein.

     7.  Transfer of Warrant.
         -------------------

         a.  Warrant Register.  The Company will maintain a register (the
             ----------------
"Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes.

         b.  Non-transferability and Non-Negotiability of Warrant.  Except as
             ----------------------------------------------------
otherwise provided below, this Warrant may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). Any Holder of this Warrant or Warrant Shares (i) that is a partnership or like organization may assign distribute or transfer all or any portion of such securities to its partners or affiliated entities, or (ii) that is a corporation or other entity may distribute or transfer all or any portion of such securities to its affiliates, subsidiaries or its parent company or entity, and, in each case, shall not be obligated to provide the Company with any investment representation letters or legal opinions with respect to such assignment, distribution or transfer.

         c.  Compliance with Securities Laws.
             -------------------------------

             (1)  Authorization.  Holder has full power and authority to enter
                  -------------
into this Warrant, and such Warrant constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

             (2)  Purchase Entirely for Own Account.  This Warrant has been
                  ---------------------------------
purchased by the Holder for such Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to any person with respect to this Warrant or underlying shares of Common Stock.

             (3)  Disclosure of Information.  Such Holder acknowledges that it
                  -------------------------
has received all the information that it has requested in connection with the purchase of this Warrant, including the Company's filings with the Securities and Exchange Commission. Holder further represents that it has had an opportunity to ask questions and receive answers from the Company, as well as to consult its own legal, tax and other advisors, regarding the information provided and the terms and conditions of the offering of this Warrant. Holder represents and warrants that it is prepared to lose its entire interest in this Warrant and the underlying shares of Common Stock and has not relied on the Company or any of the Company's advisors in determining whether to make this investment in the Company.

             (4)  Investment Experience.  Holder acknowledges that it is able
                  ---------------------
to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the underlying shares of Common Stock. Such Holder also represents it has not been organized for the purpose of acquiring this Warrant.

             (5)  Accredited Investor.
                  -------------------

                  (a) Holder is an "accredited investor" as defined below and understands the meaning of that term.

                  (b) The term "accredited investor" as used herein refers to:

                      i) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Borrower Act of 1940 or any business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Borrower licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                      ii) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

                      iii) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                      iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                      v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                      vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                      vii) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment or the issuer believes immediately prior to making any sale that such person comes within this description; or

                      viii) Any entity in which all of the equity owners are accredited investors.

             As used in this Section, the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section, "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the Holder should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, and deductions claimed for depletion.

            (6)  Restricted Securities.  The Holder understands that this
                 ---------------------
Warrant and underlying Common Stock it is purchasing are characterized as "restricted securities" under U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and without registration under such laws and applicable regulations and cannot be resold without registration under the Act, except in certain limited circumstances. In this connection, the Holder represents that it is familiar with SEC Rule 144, as currently in effect, and understands the resale limitations imposed on these securities by the Act.

            (7)  Representations by Foreign Investor.  The Holder hereby
                 -----------------------------------
represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for this Warrant and underlying shares of Common Stock, including (i) the legal requirements within its jurisdiction for the purchase of this Warrant and underlying shares of Common Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of this Warrant and underlying shares of Common Stock. The Holder's subscription and payment for, and its continued beneficial ownership of this Warrant, will not violate any applicable securities or other laws of its jurisdiction.

             (8)  Compliance with Securities Laws.  Unless otherwise provided
                  -------------------------------
herein, without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of this Warrant or any shares of Common Stock to be issued upon exercise hereof unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Warrant, provided and to the extent such sections are then applicable, and:

                  (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (1) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (2) the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

     8.  Legends.  This Warrant and all shares of Common Stock issued upon
         -------
exercise hereof will bear one or all of the following legends:

         (a) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT."

         (b) Any legend required by the laws of the State of California or other applicable authority, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

     9.  Reservation of Stock. The Company covenants that during the term this
         --------------------
Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its articles of incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein) and will be fully paid and non-assessable. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     10.  Amendments and Waivers.
          ----------------------

          a. Any term of this Warrant may be amended or waived with the written consent of the Company and the Holder.

          b. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     11.  Adjustments. The number of shares purchasable hereunder are subject to
          -----------
adjustment from time to time as follows:

          a.  Merger, Sale of Assets, etc.  If at any time, while this Warrant,
              ----------------------------
or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger (other than a mere reincorporation merger) or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect or by net exercise pursuant to Section 4.d., the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer which a holder of the shares deliverable upon such exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer, if this Warrant had been exercised immediately before the consummation of such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this
Section 11(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation which are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          b.  Reclassification, etc.  If the Company at any time while this
              ----------------------
Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

          c.  Split, Subdivision or Combination of Shares. If the Company at
              -------------------------------------------
any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, this Warrant shall thereafter represent the right to acquire such number of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such change, and the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          d.  Adjustments for Dividends in Stock or Other Securities or
              ---------------------------------------------------------
Property. If while this
--------

Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

          e.  Prior Notice of Certain Events.  The Company will provide Holder
              ------------------------------
with notice of any merger, asset sale or dividend not less than ten (10) business days prior to the record date for such event.

     12.  Registration of Warrant Shares.
          ------------------------------

          a. With respect to 100,000 of the Warrant Shares during the period beginning on the date of issuance of this Warrant and ending on the Expiration Date, and with respect to the remaining 100,000 Warrant Shares during the period beginning on the second anniversary hereof and ending on the Expiration Date (the Warrant Shares that are subject to registration at a given time are referred to herein as the "Registrable Warrant Shares"), the Holder shall have the right to request the filing of a registration statement on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Warrant Shares to be disposed of and the intended methods of disposition of such shares by such Holder); provided, however, that the Company shall not be obligated to effect any such registration after the Company has effected two (2) such registrations pursuant to such a request of the Holders.

          b. In the case of each registration effected by the Company pursuant to Section 12.a., the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

              (1) File such S-3 registration statement with the Securities and Exchange Commission within 120 days of receive a request pursuant to Section 12.a. and, to the extent practicable, cause such registration statement to be declared effective within 120 days of such request.

              (2) Keep the registration statement effective for six months after the effective date of such registration statement;

              (3) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

              (4) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

              (5) Notify the Holder at any time when a prospectus relating to Registrable Warrant Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

              (6) Cause all such Registrable Warrant Shares registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     13.  Miscellaneous.
          -------------

          a.  Governing Law.  This Warrant shall be governed by and construed
              -------------
under the laws of California. The parties to this Warrant hereby (i) irrevocably submit to the exclusive jurisdiction of the courts of California for the purpose of any action or proceeding arising out of or relating to this Warrant and any other documents and instruments relating hereto, (ii) agree that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waive (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

          b.  Notices.  Unless otherwise provided, any notice required or
              -------
permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof in the case of the Company, and on the Warrant Register in the case of the Holder, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          c.  Counterparts.  This Warrant may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          d.  Successor and Assigns.  This Warrant shall bind and benefit the
              ---------------------
Holder and each of its successors and assigns and the Company and each of its successors and assigns.

     IN WITNESS WHEREOF, each of Microelectronic Packaging, Inc., and the Holder has caused this Warrant to be executed by one of its duly authorized officers or such other authorized person or entity.

Dated:September 24, 1998               MICROELECTRONIC PACKAGING, INC.



                                       By:   /s/ Denis J. Trafecanty
                                             -----------------------
                                             Denis J. Trafecanty
                                             Chief Financial Officer


                                       STMICROELECTRONICS PTE. LTD.


                                       By:   /s/ Steven Rose
                                             -----------------------

                                             Steven K. Rose
                                       -----------------------------
                                       (Print Name of Signatory)
                                       Title:     Vice President
                                             -----------------------

                                 NOTICE OF PAID EXERCISE
                                 -----------------------



To:  MICROELECTRONIC PACKAGING, INC.

     (1) The undersigned hereby elects to purchase __________ shares of Common Stock of Microelectronic Packaging, Inc. pursuant to Section 4(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws or unless sold pursuant to Rule 144 of such Act.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                       ---------------------------------------
                                       [Name]

     And, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable under the within Warrant certificate, a new Warrant certificate is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares purchasable thereunder less any fraction of a share paid in cash.

                                 NOTICE OF NET EXERCISE
                                 ----------------------



To:  MICROELECTRONIC PACKAGING, INC.


     (1) The undersigned hereby elects to purchase __________ shares of Common Stock of Microelectronic Packaging, Inc. pursuant to Section 4.d. of the attached Warrant, such that an additional number of shares of Common Stock under the Warrant will be cancelled in respect of the purchase price in the manner set forth in Section 4.d.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws or unless sold pursuant to Rule 144 of such Act.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                            ------------------------------------
                                            [Name]

     And, if number of shares of Common Stock being cancelled pursuant to
Section 4.d. of the Warrant shall not be all the shares of Common Stock purchasable under the within Warrant certificate, a new Warrant certificate is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares purchasable thereunder less any fraction of a share paid in cash.